UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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Russell Investment Company

(Name of Registrant As Specified In Its Charter)

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RUSSELL INVESTMENT COMPANY

1301 Second Avenue

18th Floor

Seattle, WA 98101

March 4, 2016

RUSSELL U.S. LARGE CAP EQUITY FUND

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

REGARDING A RECENT MONEY MANAGER CHANGE

An Information Statement regarding a recent money manager change related to the Russell U.S. Large Cap Equity Fund (the “Fund”), a series of Russell Investment Company (“RIC”), is available for your review. This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the Information Statement.

The Fund is not soliciting proxy or consent authority, but is furnishing an Information Statement pursuant to Rule 14a-16 and 14c-2 under the Securities Exchange Act of 1934, as amended.

The Information Statement details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of TCW Asset Management Company to serve as a new money manager to the Fund. At the same time, the Board approved the termination of Institutional Capital LLC as a money manager to the Fund. These changes became effective on January 5, 2016.

RIC’s investment adviser is Russell Investment Management Company (“RIMCo”). The Information Statement is being provided to you in lieu of a proxy statement pursuant to the terms of an exemptive order granted to RIMCo and RIC by the Securities and Exchange Commission. The order permits RIMCo to hire a money manager at any time, subject to the approval of the Fund’s Board, without a shareholder vote. Shareholders of the Fund must be provided with specified information within 90 days of the hiring of any new money manager. The order allows the Fund, in lieu of physical delivery of the Information Statement, to make the Information Statement available online.

The full Information Statement will be available on RIC’s website at http://hosted.rightprospectus.com/Russell/ until at least 90 days after this notice was sent to you. A paper or email copy of the full Information Statement or other Fund related information may be obtained, without charge, by calling 1-800-787-7354 or emailing service@russell.com.

If you want to receive more information regarding this recent money manager change, you may request a paper or email copy of the Information Statement per the instructions above. You must request a paper copy of the Information Statement by the 90th day after this notice was sent to you in order to receive timely delivery.

There is no charge to you for requesting a copy.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

March 4, 2016

To Shareholders of the Russell U.S. Large Cap Equity Fund (the “Fund”):

Enclosed is an Information Statement of Russell Investment Company (“RIC”) that details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of TCW Asset Management Company (“TCW”) to serve as a new money manager to the Fund. At the same time, the Board approved the termination of Institutional Capital LLC as a money manager to the Fund. These changes became effective on January 5, 2016.

The attached Information Statement provides information about TCW, the new portfolio management contract with TCW and the Board’s considerations in approving the new portfolio management contract.

Please note that the Fund is not required to obtain shareholder approval for this money manager change. We are not asking you for a proxy and you are requested not to send us a proxy.

If you have any questions regarding the Information Statement, please call 1-800-787-7354.    A paper or email copy of the attached Information Statement may be obtained, without charge, by calling 1-800-787-7354.

Sincerely,

Jessica Gates

        Assistant Secretary

                         Russell Investment Company

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

INFORMATION STATEMENT

RUSSELL U.S. LARGE CAP EQUITY FUND

Under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission (“SEC”), this document is an Information Statement and is being furnished to shareholders of the Russell U.S. Large Cap Equity Fund (the “Fund”), a series of Russell Investment Company (“RIC”). Russell Investment Management Company (“RIMCo”) serves as the investment adviser of the Fund.

The Fund allocates most of its assets among multiple money managers unaffiliated with RIMCo. Assets not allocated to money managers are managed by RIMCo. RIMCo, as the Fund’s adviser, may change the allocation of the Fund’s assets at any time. The Order permits RIMCo to hire a money manager at any time, subject to the approval of the Board of Trustees of RIC (the “Board”), without a shareholder vote. Pursuant to the terms of the Order, the Fund is required to notify its shareholders within 90 days of when a new money manager is hired for the Fund.

Change of Money Manager

On December 17, 2015, the Board authorized the signing of a portfolio management contract to engage TCW Asset Management Company (“TCW”) to manage the investment and reinvestment of a portion of the assets of the Fund assigned to them by RIMCo. On that same date, the Board also authorized the termination of a similar portfolio management contract with Institutional Capital LLC (“ICAP”). On December 17, 2015, the portfolio management contract with ICAP was terminated.

Portfolio Management Contract

Effective January 5, 2015, RIMCo, as fiduciary for RIC, entered into a new portfolio management contract with TCW. The contract will continue until August 31, 2017. Thereafter, the contract will continue in effect for successive annual periods if its continuance has been specifically approved at least annually by RIC’s Board, including the affirmative vote of a majority of the Trustees who are not parties to the contract, or “interested persons” (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. The contract is automatically terminated if assigned. The contract may be terminated without payment of any penalty by RIMCo or RIC immediately upon written notice to TCW and by TCW upon 30 days’ written notice to RIMCo.

Board Approval of Portfolio Management Contract

In evaluating the portfolio management contract with TCW, the Board considered that the Fund, in employing a manager-of-managers method of investment, operates in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. In the case of the Fund, an advisory fee is paid by the Fund to RIMCo which in turn compensates the money manager firms hired to make specific securities selections.

The Board considered that RIMCo (rather than any money manager) is responsible under the investment advisory agreement for determining, implementing and maintaining the investment program for the Fund. Assets of the Fund generally have been allocated among the multiple money managers.

RIMCo is responsible for selecting, subject to Board approval, money managers for the Fund and for actively managing allocations and reallocations of assets among the money managers. The Board has been advised that RIMCo’s goal is to construct and manage diversified portfolios in a risk aware manner. Each money manager for the Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by RIMCo (each, a ‘‘segment’’) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon its selection of portfolio securities and the money manager’s specified role in the Fund. RIMCo is responsible for communicating performance expectations to each money manager; supervising compliance by each money manager with the Fund’s investment objective and policies; authorizing money managers to engage in certain investment strategies for the Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board the additions of new money managers or terminations or replacements of existing money managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment constraints from time to time for each money manager intended to capitalize on the strengths of that money manager or to coordinate the investment activities of money managers for the Fund in a complementary manner. Therefore, RIMCo’s selection of money managers is made not only on the basis of performance considerations but also on anticipated compatibility with other money managers in the Fund. In light of the foregoing, the overall performance of the Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Fund’s investment program, structuring the Fund, selecting an effective money manager with a particular investment style or sub-style for a segment that is complementary to the styles of the money managers of other Fund segments, and allocating assets among the money managers in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectus for the Fund and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for the Fund, rather than the investment selection role of the Fund’s money managers, and describe the manner in which the Fund operates so that investors may take that information into account when deciding to purchase shares of the Fund.

At a meeting held on December 17, 2015, the Board received a proposal from RIMCo to approve a new portfolio management contract between RIMCo and TCW. The Trustees approved the terms of the proposed portfolio management contract with TCW based upon RIMCo’s recommendation to hire the money manager at the proposed fee rate; information as to the reason for the proposed change; information as to the money manager’s role in the management of the Fund’s investment portfolio (including the amount of Fund assets to be allocated to the money manager) and RIMCo’s evaluation of the anticipated quality of the investment advisory services to be provided by the money manager; information as to any significant business relationships between the money manager and RIMCo or Russell Financial Services, Inc., the Fund’s underwriter; the Fund’s Chief Compliance Officer’s evaluation of the money manager’s compliance program, policies and procedures and certification that they were consistent with applicable legal standards; RIMCo’s explanation as to the lack of relevance of money manager profitability to the evaluation of portfolio management contracts with money managers because the willingness of the money manager to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the standard fee rates charged by the money manager to other clients; RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered; and the expected costs of transitioning Fund assets. The Trustees considered information provided by RIMCo that, based on Fund assets of approximately $400 million (as of September 30, 2015), the proposed changes would decrease by approximately $66,384 the aggregate money manager fees to be paid by RIMCo from its investment advisory fee as a result of the engagement of the money manager and, as a result, increase its profitability from its relationship with the Fund. The Trustees’ approval also reflected their findings at prior meetings, including their July 29, 2014 meeting, where the Fund’s existing advisory agreement with RIMCo was approved, and their December 16, 2015 meeting, where a new advisory agreement with RIMCo was approved for a two-year period following a change in control of RIMCo, as well as information received throughout the course of the year, regarding the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager changes because the money manager’s investment advisory fees are paid by RIMCo.

Compensation

Under its advisory agreement with RIC, RIMCo receives an advisory fee from the Fund for its services. From its advisory fee, RIMCo, as agent for RIC, pays all Fund money managers for their investment selection services. The remainder of the fee is retained by RIMCo as compensation for its services and to pay expenses. Quarterly, each Fund money manager, including TCW, is paid a pro rata portion of its annual fee, based on the monthly average of all the assets allocated to it. The annual rate of the advisory fees payable by the Fund to RIMCo as a percentage of the average daily net assets of the Fund is 0.70% (estimated to be $3,085,821 based on an assumed average asset level of $440,831,508 for the twelve months ended October 31, 2015, RIC’s fiscal year end). Prior to the changes described herein, the aggregate annual rate of the advisory fees payable by RIMCo to the Fund’s money managers was approximately 0.20% (estimated to be $881,663 based on the same asset level). Giving effect to the changes described in this notice including any changes to the target allocation of Fund assets among the Fund’s money managers and RIMCo, as applicable, the aggregate annual advisory fee payable by RIMCo to the Fund’s money managers would have been approximately 0.19% (estimated to have been $837,580 based on the same asset level). Because the money managers’ investment advisory fees are paid by RIMCo, the aggregate investment advisory fees paid by the Fund to RIMCo will not increase as a result of the changes described herein.

For the most recently completed fiscal year, the Fund paid no aggregate commissions to brokers affiliated with TCW.

The money managers may use brokerage commissions to pay for soft dollar research services. Any such use will be in accordance with Section 28(e) of the Securities Exchange Act of 1934.

Similar Investment Advisory Relationships

TCW acts as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Name	Assets as of 12/31/15
Guidestone Funds Value Equity Fund	$273.60 million
TCW Relative Value Large Cap Fund	$650.52 million

Additional Information About TCW

TCW Asset Management Company, 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017, is a wholly owned subsidiary of The TCW Group, Inc. (“TCW”). TCW is controlled by private equity funds affiliated with The Carlyle Group L.P. (“Carlyle”). Carlyle is a publicly traded Delaware limited partnership. The ticker and cusip for Carlyle are CG and 14309L102, respectively.

The names and principal occupations of the principal executive officers and each director or general partner of TCW, all located at 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017, are listed below.

Name	Principal Occupation/Title
David Lippman	President & Chief Executive Officer
Marc Stern	Chairman
David DeVito	Chief Operating Officer

No officers or trustees of RIC are officers, employees, directors, general partners or shareholders of TCW. In addition, since the beginning of RIC’s most recently completed fiscal year, no trustee of RIC has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which TCW, its parent entity or subsidiaries or any subsidiaries of the parent of any such entities, was or is to be a party. Since the beginning of RIC’s most recently completed fiscal year, none of the Trustees purchased or sold securities of TCW or its parent or subsidiaries.

Related Information

Russell Investment Management Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, provides or oversees the provision of all investment advisory and portfolio management services for the Fund.

Russell Financial Services, Inc., 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIMCo, is the principal distributor of Fund shares.

Russell Fund Services Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIMCo, is the administrator of the Fund.

Additional Information

As permitted by law, only one copy of this Information Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified RIC of their desire to receive multiple copies of the Information Statements RIC sends. If you would like to receive an additional copy, please contact RIC by calling 1-800-787-7354 or writing to 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RIC will then promptly deliver a separate copy of the Information Statements to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of RIC’s Information Statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

If you have any questions about the changes described in this Information Statement or if you wish to obtain a copy of the Fund’s annual or semiannual reports to shareholders at no charge, please contact your Russell Investments authorized financial intermediary or RIC, at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or 1-800-787-7354.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

18th Floor

Seattle, WA 98101

March 4, 2016

RUSSELL TAX-MANAGED INTERNATIONAL EQUITY FUND

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

REGARDING A RECENT MONEY MANAGER EVENT

An Information Statement regarding a recent money manager event related to the Russell Tax-Managed International Equity Fund (the “Fund”), a series of Russell Investment Company (“RIC”), is available for your review. This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the Information Statement.

The Fund is not soliciting proxy or consent authority, but is furnishing an Information Statement pursuant to Rule 14a-16 and 14c-2 under the Securities Exchange Act of 1934, as amended.

The Information Statement details a recent money manager event related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of Fiera Capital Inc. to serve as a non-discretionary money manager to the Fund. At the same time, the Board approved the termination of Bel Air Investment Advisors LLC as a non-discretionary money manager to the Fund. These changes became effective on January 5, 2016.

RIC’s investment adviser is Russell Investment Management Company (“RIMCo”). The Information Statement is being provided to you in lieu of a proxy statement pursuant to the terms of an exemptive order granted to RIMCo and RIC by the Securities and Exchange Commission. The order permits RIMCo to hire a money manager at any time, subject to the approval of the Fund’s Board, without a shareholder vote. Shareholders of the Fund must be provided with specified information within 90 days of the hiring of any new money manager. The order allows the Fund, in lieu of physical delivery of the Information Statement, to make the Information Statement available online.

The full Information Statement will be available on RIC’s website at http://hosted.rightprospectus.com/Russell/ until at least 90 days after this notice was sent to you. A paper or email copy of the full Information Statement or other Fund related information may be obtained, without charge, by calling 1-800-787-7354 or emailing service@russell.com.

If you want to receive more information regarding this recent money manager event, you may request a paper or email copy of the Information Statement per the instructions above. You must request a paper copy of the Information Statement by the 90th day after this notice was sent to you in order to receive timely delivery.

There is no charge to you for requesting a copy.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

March 4, 2016

To Shareholders of the Russell Tax-Managed International Equity Fund (the “Fund”):

Enclosed is an Information Statement of Russell Investment Company (“RIC”) that details a recent money manager event related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of Fiera Capital Inc. (“Fiera Capital”) to serve as a non-discretionary money manager to the Fund. At the same time, the Board approved the termination of Bel Air Investment Advisors LLC as a non-discretionary money manager to the Fund. These changes became effective on January 5, 2016.

The attached Information Statement provides information about Fiera Capital, the new portfolio management contract with Fiera Capital and the Board’s considerations in approving the new portfolio management contract.

Please note that the Fund is not required to obtain shareholder approval for this money manager event. We are not asking you for a proxy and you are requested not to send us a proxy.

If you have any questions regarding the Information Statement, please call 1-800-787-7354.    A paper or email copy of the attached Information Statement may be obtained, without charge, by calling 1-800-787-7354.

Sincerely,

Jessica Gates

        Assistant Secretary

                         Russell Investment Company

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

INFORMATION STATEMENT

RUSSELL TAX-MANAGED INTERNATIONAL EQUITY FUND

Under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission (“SEC”), this document is an Information Statement and is being furnished to shareholders of the Russell Tax-Managed International Equity Fund (the “Fund”), a series of Russell Investment Company (“RIC”). Russell Investment Management Company (“RIMCo”) serves as the investment adviser of the Fund.

The Fund employs a multi-manager approach whereby RIMCo manages a portion of the Fund’s assets based upon model portfolios provided by multiple non-discretionary money managers unaffiliated with RIMCo who employ distinct investment styles. The Fund’s money managers have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIMCo representing their investment recommendations, based upon which RIMCo purchases and sells securities for the Fund. RIMCo also manages the portion of the Fund’s assets that RIMCo determines not to manage based upon model portfolios provided by the Fund’s money managers. RIMCo, as the Fund’s adviser, may change the allocation of the Fund’s assets at any time. The Order permits RIMCo to hire a money manager at any time, subject to the approval of the Board of Trustees of RIC (the “Board”), without a shareholder vote. Pursuant to the terms of the Order, the Fund is required to notify its shareholders within 90 days of when a new money manager is hired for the Fund.

Money Manager Event

On December 17, 2015, the Board authorized the signing of a portfolio management contract to engage Fiera Capital Inc. (“Fiera Capital”) as a non-discretionary money manager with respect to a portion of the assets of the Fund determined by RIMCo. On that same date, the Board also authorized the termination of portfolio management contract with Bel Air Investment Advisors LLC (“Bel Air”) as a non-discretionary money manager. Bel Air and Fiera Capital are each indirect wholly-owned affiliates of Fiera Capital Corporation (“Fiera”) and certain of Bel Air’s services to the Fund were provided by Fiera pursuant to a “participating affiliate” arrangement between Bel Air and Fiera, as that term is used in relief granted by the SEC allowing U.S. registered advisers to use investment management, research and trading resources of unregistered advisory affiliates subject to the regulatory supervision of the registered adviser. In connection with an internal restructuring of Fiera’s U.S. affiliates, Fiera desired to terminate its participating affiliate arrangement with Bel Air and enter into a participating affiliate arrangement with Fiera Capital. On January 5, 2016, the portfolio management contract with Bel Air was terminated.

Portfolio Management Contract

Effective January 5, 2016, RIMCo, as fiduciary for RIC, entered into a new portfolio management contract with Fiera Capital. The contract will continue until August 31, 2017. Thereafter, the contract will continue in effect for successive annual periods if its continuance has been specifically approved at least annually by RIC’s Board, including the affirmative vote of a majority of the Trustees who are not parties to the contract, or “interested persons” (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. The contract is automatically terminated if assigned. The contract may be terminated without payment of any penalty by RIMCo or RIC immediately upon written notice to Fiera Capital and by Fiera Capital upon 30 days’ written notice to RIMCo.

Board Approval of Portfolio Management Contract

In evaluating the portfolio management contract with Fiera Capital, the Board considered that the Fund, in employing a manager-of-managers method of investment, operates in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. In the case of the Fund, an advisory fee is paid by the Fund to RIMCo which in turn compensates the money manager firms hired to make specific securities recommendations.

The Board considered that RIMCo (rather than any money manager) is responsible under the investment advisory agreement for determining, implementing and maintaining the investment program for the Fund. Assets of the Fund generally have been allocated among the strategies of multiple non-discretionary money managers.

RIMCo is responsible for selecting, subject to Board approval, money managers for the Fund and for actively managing allocations and reallocations of assets among the money managers’ strategies. The Board has been advised that RIMCo’s goal is to construct and manage diversified portfolios in a risk aware manner. Each money manager for the Fund in effect performs the function of an individual portfolio manager who is responsible for recommending portfolio securities for the portion of the Fund assigned to it by RIMCo (each, a ‘‘segment’’) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon its recommendation of portfolio securities and the money manager’s specified role in the Fund. RIMCo is responsible for communicating performance expectations to each money manager; supervising compliance by each money manager with the Fund’s investment objective and policies; authorizing money managers to recommend certain investment strategies for the Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board the additions of new money managers or terminations or replacements of existing money managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment constraints from time to time for each money manager intended to capitalize on the strengths of that money manager or to coordinate the investment activities of money managers for the Fund in a complementary manner. Therefore, RIMCo’s selection of money managers is made not only on the basis of performance considerations but also on anticipated compatibility with other money managers in the Fund. In light of the foregoing, the overall performance of the Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Fund’s investment program, structuring the Fund, selecting an effective money manager with a particular investment style or sub-style for a segment that is complementary to the styles of the money managers of other Fund segments, and allocating assets among the money managers’ strategies in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectus for the Fund and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for the Fund, rather than the investment recommendation role of the Fund’s money managers, and describe the manner in which the Fund operates so that investors may take that information into account when deciding to purchase shares of the Fund.

At a meeting held on December 17, 2015, the Board received a proposal from RIMCo to approve a new portfolio management contract between RIMCo and Fiera Capital. The Trustees approved the terms of the proposed portfolio management contract with Fiera Capital based upon RIMCo’s recommendation to hire the money manager at the proposed fee rate; information as to the reason for the proposed change; information as to the money manager’s role in the management of the Fund’s investment portfolio (including the amount of Fund assets to be managed pursuant to the money manager’s strategy) and RIMCo’s evaluation of the anticipated quality of the investment advisory services to be provided by the money manager; information as to any significant business relationships between the money manager and RIMCo or Russell Financial Services, Inc., the Fund’s underwriter; the Fund’s Chief Compliance Officer’s evaluation of the money manager’s compliance program, policies and procedures and certification that they were consistent with applicable legal standards; RIMCo’s explanation as to the lack of relevance of money manager profitability to the evaluation of portfolio management contracts with money managers because the willingness of the money manager to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the standard fee rates charged by the money manager to other clients; RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered; and the expected costs of transitioning Fund assets. The Trustees considered information provided by RIMCo that the proposed event would have no impact on the aggregate money manager fees to be paid by RIMCo from its investment advisory fee as a result of the engagement of the money manager and, as a result, no impact on its profitability from its relationship with the Fund. The Trustees’ approval also reflected their findings at prior meetings, including their July 29, 2014 meeting, where the Fund’s existing advisory agreement with RIMCo was approved, and their December 16, 2015 meeting, where a new advisory agreement with RIMCo was approved for a two-year period following a change in control of RIMCo, as well as information received throughout the course of the year, regarding the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager changes because the money manager’s investment advisory fees are paid by RIMCo.

Compensation

Under its advisory agreement with RIC, RIMCo receives an advisory fee from the Fund for its services. From its advisory fee, RIMCo, as agent for RIC, pays all Fund money managers for their investment recommendation services. The remainder of the fee is retained by RIMCo as compensation for its services and to pay expenses. Quarterly, each

Fund money manager, including Fiera Capital, is paid a pro rata portion of its annual fee, based on the monthly average of the Fund’s assets multiplied by the percentage target allocation to its strategy. The annual rate of the advisory fees payable by the Fund to RIMCo as a percentage of the average daily net assets of the Fund is 0.85% (estimated to be $3,356,572 based on an assumed average asset level of $394,890,844 for the twelve months ended October 31, 2015, RIC’s fiscal year end). Prior to the changes described herein, the aggregate annual rate of the advisory fees payable by RIMCo to the Fund’s money managers was approximately 0.21% (estimated to be $829,271 based on the same asset level). Giving effect to the changes described in this notice including any changes to the target allocation of Fund assets among the Fund’s money managers and RIMCo, as applicable, the aggregate annual advisory fee payable by RIMCo to the Fund’s money manager strategies would have been approximately 0.21% (estimated to have been $829,271 based on the same asset level). Because the money managers’ investment advisory fees are paid by RIMCo, the aggregate investment advisory fees paid by the Fund to RIMCo will not increase as a result of the changes described herein.

For the most recently completed fiscal year, the Fund paid no aggregate commissions to brokers affiliated with Fiera Capital.

The money managers may use brokerage commissions to pay for soft dollar research services. Any such use will be in accordance with Section 28(e) of the Securities Exchange Act of 1934.

Similar Investment Advisory Relationships

Fiera Capital does not act as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Additional Information About Fiera Capital

Fiera Capital Inc., 1 Adelaide Street East, Suite 600, Toronto ON M5C 2V9, Canada, is a wholly-owned subsidiary of Fiera Capital Corporation, a publicly traded company. Fiera Capital Corporation’s ticker and ISIN are FSZ and CA31660A1030, respectively.

The names and principal occupations of the principal executive officers and each director or general partner of Fiera Capital, all located at 1 Adelaide Street East, Suite 600, Toronto ON M5C 2V9, Canada, are listed below.

Name	Principal Occupation/Title
Jean-Guy Desjardins	Director
Sylvain Brosseau	Director
Donald M Wilkinson, III	Director
Donald M Wilkinson, Jr.	Director

No officers or trustees of RIC are officers, employees, directors, general partners or shareholders of Fiera Capital. In addition, since the beginning of RIC’s most recently completed fiscal year, no trustee of RIC has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which Fiera Capital, its parent entity or subsidiaries or any subsidiaries of the parent of any such entities, was or is to be a party. Since the beginning of RIC’s most recently completed fiscal year, none of the Trustees purchased or sold securities of Fiera Capital or its parent or subsidiaries.

Related Information

Russell Investment Management Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, provides or oversees the provision of all investment advisory and portfolio management services for the Fund.

Russell Financial Services, Inc., 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIMCo, is the principal distributor of Fund shares.

Russell Fund Services Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIMCo, is the administrator of the Fund.

Additional Information

As permitted by law, only one copy of this Information Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified RIC of their desire to receive multiple copies of the Information Statements RIC sends. If you would like to receive an additional copy, please contact RIC by calling 1-800-787-7354 or writing to 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RIC will then promptly deliver a separate copy of the Information Statements to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of RIC’s Information Statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

If you have any questions about the changes described in this Information Statement or if you wish to obtain a copy of the Fund’s annual or semiannual reports to shareholders at no charge, please contact your Russell Investments authorized financial intermediary or RIC, at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or 1-800-787-7354.